UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 5, 2005

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                        1-14762                36-3858106
           --------                        -------                ----------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                 Identification Number)


       3250 Lacey Road, Suite 600, Downers Grove, Illinois             60515
       ---------------------------------------------------             -----
           (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code: (630) 663-2000
                                                          --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

______ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

______ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

______ Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

______ Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 5, 2005, Paul W. Berezny retired from the Board of Directors of The ServiceMaster Company ("ServiceMaster").

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2005, ServiceMaster's shareholders approved an amendment to ServiceMaster's Amended and Restated Certificate of Incorporation ("Certificate of Incorporation") to delete Article Three which sets forth ServiceMaster's objectives. A copy of ServiceMaster's Certificate of Incorporation, as amended, is attached as Exhibit 3(i).

On May 6, 2005, the Board of Directors of ServiceMaster approved an amendment to ServiceMaster's Bylaws to (1) delete Section 1.3 which sets forth ServiceMaster's objectives; (2) revise Sections 5.12(a), 5.13(a) and 5.14(a) to reflect the current duties and responsibilities of each of the Audit and Finance Committee, Governance and Nominating Committee and Compensation and Leadership Development Committee as set forth in its Charter; (3) delete all references to "executive officer" and replace with "corporate officer"; (4) revise Section 6.6 to reflect that the Compensation and Leadership Development Committee reviews the compensation of all corporate officers; (4) revise Section 6.10 to delete the reference to Chief Operating Officer; and (5) revise Section 6.11 to reflect that our Chief Financial Officer is our Chief Accounting Officer. A copy of ServiceMaster's Bylaws, as amended, are attached as Exhibit 3(ii).

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

         3(i) Amended and Restated Certificate of Incorporation of ServiceMaster, amended as of May 9, 2005.

         3(ii)    Bylaws of ServiceMaster, amended as of May 9, 2005.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE SERVICEMASTER COMPANY


Date:  May 9, 2005               By:  /s/  Jim L. Kaput
                                      ---------------------------
                                      Jim L. Kaput
                                      Senior Vice President and General Counsel






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




                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
------   -----------------------
3(i) Amended and Restated Certificate of Incorporation of ServiceMaster, amended as of May 9, 2005.

3(ii)    Bylaws of ServiceMaster, amended as of May 9, 2005.











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